Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(Dollars in thousands)
Non-accrual loans	$6,876	$6,216	$5,381	$5,307	$5,859
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	6,876	6,216	5,381	5,307	5,859
Less: Government guaranteed loans	2,882	2,330	1,660	1,491	1,360
Total non-performing loans	3,994	3,886	3,721	3,816	4,499
Other real estate and repossessed assets	658	499	455	348	508
Total non-performing assets	$4,652	$4,385	$4,176	$4,164	$5,007

As a percent of Portfolio Loans
Non-performing loans	0.11%	0.11%	0.11%	0.11%	0.14%
Allowance for credit losses	1.49	1.44	1.51	1.50	1.47
Non-performing assets to total assets	0.09	0.09	0.08	0.08	0.10
Allowance for credit losses as a percent of non-performing loans	1,351.13	1,300.82	1,409.16	1,340.20	1,064.30

Allowance for credit losses

	Six months ended June 30,
	2023			2022
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$52,435	$168	$5,080	$47,252	$—	$4,481
Additions (deductions)
Provision for credit losses	2,485	2,992	—	648	158	—
Recoveries credited to allowance	1,325	—	—	1,274	—	—
Assets charged against the allowance	(2,281)	(3,000)	—	(1,291)	—	—
Additions included in non-interest expense	—	—	(375)	—	—	294
Balance at end of period	$53,964	$160	$4,705	$47,883	$158	$4,775

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.05%			0.00%

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Capitalization

	June 30, 2023	December 31, 2022
	(In thousands)
Subordinated debt	$39,472	$39,433
Subordinated debentures	39,694	39,660
Amount not qualifying as regulatory capital	(696)	(657)
Amount qualifying as regulatory capital	78,470	78,436
Shareholders’ equity
Common stock	318,241	320,991
Retained earnings	137,431	119,368
Accumulated other comprehensive income (loss)	(80,510)	(92,763)
Total shareholders’ equity	375,162	347,596
Total capitalization	$453,632	$426,032

Non-Interest Income

	Three months ended			Six months ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30,
				2023	2022
	(In thousands)
Interchange income	$3,355	$3,205	$3,422	$6,560	$6,504
Service charges on deposit accounts	3,134	2,857	3,096	5,991	6,053
Net gains (losses) on assets
Mortgage loans	2,120	1,256	1,253	3,376	2,088
Securities	—	(222)	(345)	(222)	(275)
Mortgage loan servicing, net	3,674	726	4,162	4,400	13,803
Investment and insurance commissions	744	827	682	1,571	1,420
Bank owned life insurance	98	111	105	209	243
Other	2,292	1,791	2,257	4,083	3,744
Total non-interest income	$15,417	$10,551	$14,632	$25,968	$33,580

Capitalized Mortgage Loan Servicing Rights

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
	(In thousands)
Balance at beginning of period	$41,923	$35,933	$42,489	$26,232
Originated servicing rights capitalized	1,023	1,506	1,953	3,649
Change in fair value	1,481	2,038	(15)	9,596
Balance at end of period	$44,427	$39,477	$44,427	$39,477

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Mortgage Loan Activity

	Three months ended			Six months ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30,
				2023	2022
	(Dollars in thousands)
Mortgage loans originated	$160,515	$113,021	$317,683	$273,536	$587,877
Mortgage loans sold	99,025	106,846	142,977	205,871	364,702
Net gains on mortgage loans	2,120	1,256	1,253	3,376	2,088
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.14%	1.18%	0.88%	1.64%	0.57%
Fair value adjustments included in the Loan Sales Margin	1.03%	1.20%	(0.27)%	1.12%	(1.24)%

Non-Interest Expense

	Three months ended			Six months ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30,
				2023	2022
	(In thousands)
Compensation	$13,523	$13,269	$12,533	$26,792	$24,968
Performance-based compensation	3,220	2,245	3,776	5,465	7,438
Payroll taxes and employee benefits	3,859	3,825	3,573	7,684	7,606
Compensation and employee benefits	20,602	19,339	19,882	39,941	40,012
Data processing	2,891	2,991	2,644	5,882	4,860
Occupancy, net	1,845	2,159	2,077	4,004	4,620
Interchange expense	1,054	1,049	1,262	2,103	2,273
Furniture, fixtures and equipment	929	926	1,042	1,855	2,087
FDIC deposit insurance	749	783	457	1,532	979
Communications	635	668	762	1,303	1,519
Legal and professional	473	607	479	1,080	972
Loan and collection	620	578	647	1,198	1,206
Advertising	431	495	560	926	1,240
Amortization of intangible assets	137	137	233	274	465
Supplies	122	106	161	228	284
Correspondent bank service fees	59	63	80	122	157
Net (gains) losses on other real estate and repossessed assets	63	(46)	(141)	17	(196)
Provision for loss reimbursement on sold loans	4	10	12	14	45
Costs (recoveries) related to unfunded lending commitments	100	(475)	649	(375)	294
Other	1,534	1,567	1,628	3,101	3,067
Total non-interest expense	$32,248	$30,957	$32,434	$63,205	$63,884

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Average Balances and Tax Equivalent Rates

	Three Months Ended June 30,
	2023			2022
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,561,333	$47,617	5.36%	$3,137,369	$31,383	4.01%
Tax-exempt loans (1)	6,587	78	4.75	7,726	90	4.67
Taxable securities	789,078	5,919	3.00	966,146	4,950	2.05
Tax-exempt securities (1)	322,592	3,690	4.58	346,788	2,208	2.55
Interest bearing cash	66,023	837	5.08	18,032	29	0.65
Other investments	17,682	230	5.22	17,653	185	4.20
Interest Earning Assets	4,763,295	58,371	4.91	4,493,714	38,845	3.47
Cash and due from banks	55,945			58,497
Other assets, net	225,506			206,749
Total Assets	$5,044,746			$4,758,960

Liabilities
Savings and interest-bearing checking	2,519,009	10,515	1.67	2,534,242	788	0.12
Time deposits	761,705	6,946	3.66	354,209	428	0.48
Other borrowings	134,907	2,137	6.35	116,652	1,087	3.74
Interest Bearing Liabilities	3,415,621	19,598	2.30%	3,005,103	2,303	0.31
Non-interest bearing deposits	1,167,129			1,332,596
Other liabilities	97,853			88,651
Shareholders’ equity	$364,143			$332,610

Total liabilities and shareholders’ equity	$5,044,746			$4,758,960

Net Interest Income		$38,773			$36,542

Net Interest Income as a Percent of Average Interest Earning Assets			3.26%			3.26%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Six Months Ended June 30,
	2023			2022
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,524,639	$91,851	5.24%	$3,054,925	$59,723	3.93%
Tax-exempt loans (1)	6,608	154	4.70	8,127	189	4.69
Taxable securities	805,733	11,803	2.93	1,022,884	9,502	1.86
Tax-exempt securities (1)	323,045	7,196	4.46	336,935	4,223	2.51
Interest bearing cash	52,531	1,301	4.99	52,483	66	0.25
Other investments	17,668	441	5.03	17,884	365	4.12
Interest Earning Assets	4,730,224	112,746	4.79	4,493,238	74,068	3.31
Cash and due from banks	58,182			58,586
Other assets, net	228,342			188,381
Total Assets	$5,016,748			$4,740,205

Liabilities
Savings and interest-bearing checking	2,526,982	19,372	1.55	2,518,714	1,429	0.11
Time deposits	709,983	11,849	3.37	346,326	554	0.32
Other borrowings	123,585	3,872	6.32	112,831	2,060	3.68
Interest Bearing Liabilities	3,360,550	35,093	2.11%	2,977,871	4,043	0.27
Non-interest bearing deposits	1,195,593			1,324,922
Other liabilities	100,152			83,222
Shareholders’ equity	$360,453			$354,190

Total liabilities and shareholders’ equity	$5,016,748			$4,740,205

Net Interest Income		$77,653			$70,025

Net Interest Income as a Percent of Average Interest Earning Assets			3.29%			3.13%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of June 30, 2023

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,092	$18	$—	$18	0.2%
Land Development	15,792	—	—	—	—
Construction	97,517	1,279	—	1,279	1.3
Income Producing	538,606	17,387	—	17,387	3.2
Owner Occupied	448,156	17,871	—	17,871	4.0
Total Commercial Real Estate Loans	$1,109,163	$36,555	$—	$36,555	3.3

Other Commercial Loans	$428,999	$8,620	33	$8,653	2.0
Total non-performing commercial loans			$33

Commercial Loan Portfolio Analysis as of December 31, 2022

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,285	$180	$—	$180	1.9%
Land Development	16,220	—	—	—	—
Construction	114,277	—	—	—	—
Income Producing	469,696	6,177	—	6,177	1.3
Owner Occupied	426,404	16,525	—	16,525	3.9
Total Commercial Real Estate Loans	$1,035,882	$22,882	$—	$22,882	2.2

Other Commercial Loans	$430,971	$9,157	38	$9,195	2.1
Total non-performing commercial loans			$38

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